Expenses	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Expenses
Expenses:

For the years ended December 31	2018	2017
Cost of sales	$2,577,382	$2,035,545
Selling and distribution	464,474	449,593
Administrative expenses	60,367	99,036
Total expenses by function	$3,102,223	$2,584,174

Cost of raw materials and purchased methanol	$2,191,515	$1,637,085
Ocean freight and other logistics	399,293	374,717
Employee expenses, including share-based compensation	182,519	243,707
Other expenses	83,593	96,440
Cost of sales and operating expenses	2,856,920	2,351,949
Depreciation and amortization	245,303	232,225
Total expenses by nature	$3,102,223	$2,584,174

For the year ended December 31, 2018 we recorded a share-based compensation recovery of $6.3 million (2017 - expense of $78.8 million), the majority of which is included in administrative expenses for the total expenses by function presentation above.